QUARTERLY EARNINGS SUMMARY | Q3-13 1 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers Q3-13 Quarterly Earnings Summary Exhibit 99.1

QUARTERLY EARNINGS SUMMARY | Q3-13 2
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Forward Looking Statements
This Q3-13 Quarterly Earnings Summary contains forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance.
The forward looking statements include, but are not limited to, any statements containing the words “expect”,
“anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date first set forth above and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of “Adjusted EBITDA” and “Revenue ex-TAC”. See page 12 for a note regarding the Company’s use of Non-GAAP financial measures and slide 9 for a reconciliation of GAAP to non-GAAP.

QUARTERLY EARNINGS SUMMARY | Q3-13 3
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Key Takeaways from Q3-13
• Revised 2013 guidance:
» Annual revenue for 2013 is expected to be at the low end of previously provided guidance of $95 to $97 million
» Adjusted EBITDA is expected to be approximately $4.5 million
• Sequential revenue growth up 4% to $23.5 million in Q3-13 from $22.7 million in Q2-13
• Adjusted EBITDA up 12% to $1.3 million in Q3-13 from $1.2 million in Q2-13
• Continued expansion of our highest gross margin business – Network revenue up 190% from Q3-12
• Significant progress related to local shopping
» Launched next generation Krillion® local shopping platform
» Announced agreement to provide location-based product data for major search engine
» Powering shopping channel for Pittsburgh Post-Gazette
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the
Company’s use of Non-GAAP measures is set forth on Slide 12

QUARTERLY EARNINGS SUMMARY | Q3-13 4
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Financials and Key Metrics at a Glance
$ in Millions Q3-13 Q2-13 Q3-12
GAAP Consolidated Revenue $           23.5 $           22.7 $          24.4
Consolidated Revenue ex-Network TAC $           15.7 $           15.8 $          22.3
GAAP Net Loss $           (1.7) $            (3.6) $         (3.8)
Adjusted EBITDA $             1.3 $              1.2 $            0.2
Diluted GAAP net loss per share $         (0.08) $         (0.16) $          (0.17)
Diluted Adjusted EBITDA per share $           0.06 $            0.05 $          0.01
Diluted weighted avg shares used for GAAP net loss per share 22,962 22,877 22,092
Diluted weighted avg shares used for Adj EBITDA per share 23,191 23,051 22,245
Cash $           4.85 $           4.81 $           3.71
Employees 89 97 166
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
100%
80%
60%
40%
20%
0%
O&O
Network Ex-TAC
Business Solutions

QUARTERLY EARNINGS SUMMARY | Q3-13 5
……….……………………………..
Consolidated Quarterly Revenues
% of Total
Revenue
excluding Network TAC by Business Unit
12%
15%
73%
10%
15%
75%
9%
12%
79%
8%
9%
83%
5%
13%
82%
3%
23%
71%
1%
24%
75%
Quarterly Revenues excluding Network TAC by Business Unit
$2.3
$2.8
$13.5
$2.2
$3.6
$17.5
$2.2
$2.7
$18.0
$2.1
$2.2
$20.5
$1.1
$2.9
$18.3
$0.5
$3.9
$12.5
$0.2
$4.1
$13.0
$18.5
$23.3
$22.8
$24.7
$22.3
$16.8
$17.3
$ in millions Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13
GAAP Revenue
$    20.1 $    24.8 $    24.3 $    26.7 $    24.4 $    20.6 $    21.5 $    22.7 $    23.5
Network TAC
1.6 1.5 1.5 2.0 2.1 3.7 4.2 6.8 7.8
Revenue ex-Network TAC $    18.5 $    23.3 $    22.8 $    24.7 $    22.3 $    16.8 $    17.3 $    15.8 $    15.7
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12
$0.1
$4.8
$10.9
$15.8
1%
30%
69%
1%
43%
56%
$0.1
$6.8
$8.8
$15.7

120.00
100.00
80.00
60.00
40.00
20.00
0.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
0.00
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
MUV
RKV

QUARTERLY EARNINGS SUMMARY | Q3-13 6 ……….…………………………………………………………………….. MUV - RKV 91.9 93.7 93.6 100.8 101.0 100.0 106.2 $254 $332 $285 $299 $276 $230 $215 93.4 $199.5 80.0 $180.3

35M
30M
25M
20M
15M
10M
5M
0
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13

QUARTERLY EARNINGS SUMMARY | Q3-13 7 ……….………………………………………………………….…….. Mobile Traffic MOBILE TRAFFIC (MUVs)

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13

QUARTERLY EARNINGS SUMMARY | Q3-13 8
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Network Revenue ex-TAC Trends
NETWORK REVENUE EX-TAC
$ in millions Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13
Network Rev - GAAP $4.4 $5.1 $4.2 $4.1 $5.0 $7.6 $8.3 $11.6 $14.5
TAC 1.6 1.5 1.5 2.0 2.1 3.7 4.2 6.8 7.7
Network Rev- Ex TAC $2.8 $3.6 $2.7 $2.1 $2.9 $3.9 $4.1 $4.8 $6.8
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12

Actual	Actual	Actual	Actual	Actual	Actual	Actual	Forecast
DESCRIPTION	FY-06	FY-07	FY-08	FY-09	FY-10	FY-11	FY-12	FY-13*
Adjusted EBITDA	$(8,882)	$(7,217)	$(4,658)	$3,041	$13,775	$3,247	$1,207	$4,500
Plus interest and other income (expense), net	$288	(7,030)	312	(27)	(275)	(413)	(425)	(2,100)
Less provision for income taxes	(1)	(1)	(1)	(158)	(102)	(178)	(111)	(200)
Less amortization of intangibles	(947)	(1,121)	(999)	(2,524)	(5,734)	(4,864)	(3,611)	(1,100)
Less depreciation	(1,213)	(1,085)	(814)	(734)	(1,418)	(3,182)	(3,658)	(3,800)
Less stock-based compensation	(2,531)	(1,748)	(2,402)	(2,364)	(2,911)	(3,442)	(2,533)	(1,700)
Less LEC receivable reserve	-	-	-	-	-	-	(1,407)	-
Less impairment charge	-	-	-	-	-	-	-	-
Less net loss from discontinued operations	-	-	-	-	-	(6,899)	(14,198)	(3,600)
Plus gain on sale of Rovion	-	-	-	-	-	-	1,407	-
Less revaluation of warrants	-	-	-	(2,981)	887	2,633	202	unknown
Less non-recurring charges	-	-	-	(520)	-	(1,461)	(1,115)	(1,700)
GAAP Net income (loss)	$(13,286)	$(18,202)	$(8,562)	$(6,267)	$4,222	$(14,559)	$(24,242)	unknown

*As of November 7, 2013

local corporation

QUARTERLY EARNINGS SUMMARY | Q3-13 9
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Reconciliation of Adjusted EBITDA
to GAAP Net Income (Loss)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the
Company’s use of Non-GAAP measures is set forth on Slide 12

QUARTERLY EARNINGS SUMMARY | Q3-13 10
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Key Balance Sheet Metrics
$ in Millions Q3-12 Q4-12 Q1-13 Q2-13 Q3-13
Assets
Cash & marketable debt securities $     3.7 $     3.7 $     3.1 $     4.8 $     4.8
Accounts receivable, net
14.0 10.6 10.7 13.4 14.9
Total Assets 58.8 49.9 49.1 50.4 51.4
Liabilities and Equity
Total Debt 7.6 10.0 9.0 11.7 11.9
Total Liabilities
23.2 21.5 22.8 27.1 29.7
Total Liabilities & Equity $   58.8 $   49.9 $   49.1 $   50.4 $   51.4

QUARTERLY EARNINGS SUMMARY | Q3-13 11
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Business Outlook
$ in Millions FY-2013
Total Revenue $95M-97M
Adjusted EBITDA ~$4.5M
Note: An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 12
Projected as of November 7, 2013

QUARTERLY EARNINGS SUMMARY | Q3-13 12
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Use of Non-GAAP Measures
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes;
interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation; net income
(loss) from discontinued operations; accrued lease liability/asset; severance charges; and an expense related to a settlement agreement. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income (loss) to Adjusted EBITDA is set forth at the end of this document.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, net income (loss) from discontinued operations, derivatives’ revaluation charges; accrued lease liability/asset; severance charges; and an expense related to a settlement agreement; which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income
(loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.
This document also includes the non-GAAP measure of “Network revenue ex-TAC” which we define as GAAP network revenue less traffic acquisition cost.
Network revenue ex-TAC, as defined above, is not a measurement under GAAP. Network revenue ex-TAC is reconciled to GAAP network revenue which we believe is the most comparable GAAP measure.  A reconciliation of GAAP network revenue to Network revenue ex-TAC is set forth within this presentation.
Management believes that Network revenue ex-TAC provides useful information to investors about the company’s performance because it eliminates the costs associated with acquiring traffic to our Network websites, which we pay to our Network publisher partners and which can vary, as new partners are added or as we experience attrition in our partners. Management uses Network revenue ex-TAC as a means of evaluating the overall performance of the company’s Network business.
A limitation of non-GAAP Network revenue ex-TAC is that it excludes a portion of our Revenue that is material to the calculation of the Company’s overall
Revenue. Therefore, management compensates for this limitation by using Network revenue ex-TAC in conjunction with GAAP network revenue. The company believes that Network revenue ex-TAC provides investors with an additional tool for evaluating core performance of the company’s Network business, which management uses in its own evaluation of Network’s performance. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-
GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to GAAP network revenue.